                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                         HEALTHDYNE TECHNOLOGIES, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED JANUARY 27, 1997
                           AND THE SUPPLEMENT THERETO
                              DATED APRIL 4, 1997
                                       BY
                                  I.H.H. CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                              INVACARE CORPORATION

THE OFFER HAS BEEN EXTENDED. THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 6:00 P.M.,
NEW YORK CITY TIME, ON MONDAY, APRIL 28, 1997, UNLESS THE OFFER IS FURTHER EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                       IBJ SCHRODER BANK & TRUST COMPANY

              BY MAIL:                     BY FACSIMILE TRANSMISSION:          BY HAND OR OVERNIGHT DELIVERY:

            P.O. Box 84                          (212) 858-2611                       One State Street
       Bowling Green Station                 Attn.: Reorganization                New York, New York 10004
         New York, New York                  Operations Department              Attn.: Securities Processing
             10274-0084                                                            Window, Subcellar One
       Attn.: Reorganization                  CONFIRM FACSIMILE BY
       Operations Department               TELEPHONE: (212) 858-2103

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    While the original Letter of Transmittal previously circulated with the Offer to Purchase dated January 27, 1997 refers only to such Offer to Purchase, shareholders using such document to tender their Shares and Rights (as such terms are defined below) will nevertheless receive $13.50 per Share for each Share validly tendered and not properly withdrawn and accepted for payment pursuant to the Offer (as defined below), subject to the conditions of the Offer. Shareholders who have previously validly tendered and not properly withdrawn their Shares pursuant to the Offer are not required to take any further action to receive, subject to the conditions of the Offer, the increased tender price of $13.50 per Share if Shares are accepted for payment and paid for by the Purchaser (as defined below) pursuant to the Offer.

    This revised Letter of Transmittal or the Letter of Transmittal previously delivered to shareholders is to be completed by shareholders either if certificates for Shares or Rights are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if tenders of Shares or Rights are to be made by book-entry transfer into the account of IBJ Schroder Bank & Trust Company, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry procedures set forth in Section 3 of the Offer to Purchase (as defined below). Shareholders who tender Shares or Rights by book-entry transfer are referred to herein as "Book-Entry Shareholders".

    Unless and until I.H.H. Corp., a Delaware corporation (the "Purchaser"), declares that the Rights Condition (as defined in the Offer to Purchase) is satisfied, holders of Shares will be required to tender one Right for each Share tendered in order to effect a valid tender of such Share. If the Distribution Date (as defined in the Supplement described below) has not occurred prior to the time Shares are tendered pursuant to the Offer, a tender of Shares will also constitute a tender of the associated Rights. See Section 3 of the Offer to Purchase. If the Distribution Date has occurred, and certificates representing Rights (the "Rights Certificates") have been distributed to holders of Shares, such holders will be required to tender Rights Certificates representing a number of Rights equal to the number of Shares being tendered in order to effect a valid tender of such Shares. Holders of Shares and Rights whose certificates for such Shares (the "Share Certificates") and, if applicable, Rights Certificates are not immediately available or who cannot deliver their Share Certificates or, if applicable, Rights Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Supplement), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares and Rights according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

                                             DESCRIPTION OF SHARES TENDERED

                                       SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                                         (ATTACH ADDITIONAL LIST, IF NECESSARY)
                                                         SHARES
                 SHARE                                EVIDENCED BY
              CERTIFICATE                                 SHARE                                   SHARES
              NUMBER(S)*                             CERTIFICATE(S)*                            TENDERED**
TOTAL SHARES....................................................................
 * NEED NOT BE COMPLETED BY BOOK-ENTRY SHAREHOLDERS.
** UNLESS OTHERWISE INDICATED, ALL SHARE CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO HAVE BEEN TENDERED.
   SEE INSTRUCTION 4.

                                             DESCRIPTION OF RIGHTS TENDERED*

                                       RIGHTS CERTIFICATE(S) AND RIGHT(S) TENDERED
                                         (ATTACH ADDITIONAL LIST, IF NECESSARY)

                                                         RIGHTS
                RIGHTS                                EVIDENCED BY
              CERTIFICATE                                RIGHTS                                   RIGHTS
              NUMBER(S)**                           CERTIFICATE(S)**                            TENDERED***
TOTAL RIGHTS....................................................................
  * NEED NOT BE COMPLETED IF THE DISTRIBUTION DATE HAS NOT OCCURRED.
 ** NEED NOT BE COMPLETED BY BOOK-ENTRY SHAREHOLDERS.
*** UNLESS OTHERWISE INDICATED, ALL RIGHTS CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED
    TO HAVE BEEN TENDERED. SEE INSTRUCTION 4.

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)

                                   DESCRIPTION OF SHARES TENDERED

                             SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                               (ATTACH ADDITIONAL LIST, IF NECESSARY)
                                               SHARES
             SHARE                          EVIDENCED BY
          CERTIFICATE                          SHARE                             SHARES
           NUMBER(S)*                     CERTIFICATE(S)*                      TENDERED**
TOTAL SHARES......................................................
 * NEED NOT BE COMPLETED BY BOOK-ENTRY SHAREHOLDERS.
** UNLESS OTHERWISE INDICATED, ALL SHARE CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED TO
   HAVE BEEN TENDERED. SEE INSTRUCTION 4.

                                  DESCRIPTION OF RIGHTS TENDERED*

                            RIGHTS CERTIFICATE(S) AND RIGHT(S) TENDERED
                               (ATTACH ADDITIONAL LIST, IF NECESSARY)
                                               RIGHTS
             RIGHTS                         EVIDENCED BY
          CERTIFICATE                          RIGHTS                            RIGHTS
          NUMBER(S)**                     CERTIFICATE(S)**                    TENDERED***
TOTAL RIGHTS......................................................
  * NEED NOT BE COMPLETED IF THE DISTRIBUTION DATE HAS NOT OCCURRED.
 ** NEED NOT BE COMPLETED BY BOOK-ENTRY SHAREHOLDERS.
*** UNLESS OTHERWISE INDICATED, ALL RIGHTS CERTIFICATES DELIVERED TO THE DEPOSITARY WILL BE DEEMED
    TO HAVE BEEN TENDERED. SEE INSTRUCTION 4.

/ / CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER RIGHTS BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution __________________________________________________

Check box of applicable Book-Entry Transfer Facility:

(CHECK ONE)                / / DTC                / / PDTC
Account Number                                        Transaction Code Number
------------------------                              ------------------------

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:
Name(s) of Registered Holder(s) ________________________________________________
Window Ticket No. (if any) _____________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Institution which Guaranteed Delivery __________________________________

If delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility (check one):

(CHECK ONE)                / / DTC                / / PDTC

Account Number                                        Transaction Code Number
------------------------                              ------------------------

/ / CHECK HERE IF RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER RIGHTS BY BOOK-ENTRY TRANSFER):
Name of Tendering Institution __________________________________________________

Check box of applicable Book-Entry Transfer Facility:

(CHECK ONE)                / / DTC                / / PDTC
Account Number                                        Transaction Code Number
------------------------                              ------------------------

/ / CHECK HERE IF RIGHTS ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:
Name(s) of Registered Holder(s) ________________________________________________
Window Ticket No. (if any) _____________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Institution which Guaranteed Delivery __________________________________

If delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility (check one):

(CHECK ONE)                / / DTC                / / PDTC
Account Number                                        Transaction Code Number
------------------------                              ------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to I.H.H. Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Invacare Corporation, an Ohio corporation (the "Parent"), the above-described shares of Common Stock, par value $0.01 per share (the "Shares"), of Healthdyne Technologies, Inc., a Georgia corporation (the "Company"), and (unless and until the Purchaser declares that the Rights Condition (as defined in the Offer to Purchase described below) is satisfied), the associated Preferred Stock Purchase Rights (the "Rights") issued pursuant to the Rights Agreement, dated as of May 22, 1995, as amended (the "Rights Agreement"), between the Company and SunTrust Bank, Atlanta (formerly Trust Company Bank), as Rights Agent (the "Rights Agent"), at a purchase price of $13.50 per Share (and associated Right), net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated January 27, 1997 (the "Offer to Purchase"), as amended and supplemented by the Supplement thereto dated April 4, 1997 (the "Supplement"), and in this revised Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). Unless the context requires otherwise, all references to Shares shall be deemed to refer also to the associated Rights, and all references to Rights shall be deemed to include all benefits that may inure to the shareholders of the Company or to holders of the Rights pursuant to the Rights Agreement. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares and Rights tendered pursuant to the Offer, receipt of which is hereby acknowledged.

    The undersigned understands that if the Distribution Date (as defined in the Supplement) has occurred and certificates representing Rights (the "Rights Certificates") have been distributed to holders prior to the date of tender of the Shares and Rights tendered herewith pursuant to the Offer, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary (as defined below) or, if available, a Book-Entry Confirmation (as defined herein) must be received by the Depositary with respect thereto in order for such Shares tendered herewith to be validly tendered. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered herewith pursuant to the Offer, the undersigned agrees to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to IBJ Schroder Bank & Trust Company (the "Depositary") within three business days after the date such Rights Certificates are distributed. A tender of Shares without Rights Certificates constitutes an agreement by the tendering shareholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within three business days after the date such Rights Certificates are distributed. The undersigned understands that if the Rights Condition is not satisfied and the Distribution Date occurs prior to the Expiration Date, the Purchaser reserves the right to require that the Depositary receive such Rights Certificates or a Book-Entry Confirmation with respect to such Rights prior to accepting Shares for payment. In that event, payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, or Book-Entry Confirmation with respect to, among other things, Rights Certificates, if Rights Certificates have been distributed to holders of Shares.

    Subject to, and effective upon, acceptance for payment of the Shares and Rights tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares and Rights that are being tendered hereby and any and all dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after October 1, 1996 (except to the extent publicly disclosed by the Company with specificity in documents filed with the Commission prior to January 2, 1997) and payable or distributable to the undersigned on a date prior to transfer to the name of the Purchaser or nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered herewith (except that if the Rights are redeemed by the Company's Board of Directors in accordance with the terms of the Rights Agreement, tendering stockholders who are holders of record as of the applicable record date will be entitled to receive and retain the redemption price of $.01 per Right in accordance with the Rights Agreement) (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver such Share Certificates (as defined herein) evidencing such shares and Rights Certificates (and any Distribution) or transfer ownership of such Shares and Rights (and any Distribution) on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of the Purchaser, (ii) present such Shares and Rights (and any Distribution) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights and any Distribution, all in accordance with the terms and subject to the conditions of the Offer.

    By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of the Purchaser and each of them as such shareholder's attorneys-in-fact and proxies, with full power of substitution, in the manner set forth in this Letter of Transmittal, to the full extent of such shareholder's rights with respect to the Shares and Rights tendered by such shareholder and accepted for payment by the Purchaser (and with respect to any and all other Shares or Rights or other securities issued or issuable in respect of such Shares or Rights on or after the date hereof). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares and Rights. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares and Rights for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by such shareholder with respect to such Shares and Rights (and such other shares and securities) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of the Purchaser will, with respect to the Shares and Rights (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares and Rights to be deemed validly tendered, immediately upon the Purchaser's payment of such Shares and Rights, the Purchaser must be able to exercise full voting rights with respect to such Shares and Rights and other securities, including voting at any meeting of shareholders.

    The undersigned hereby represents and warrants that the (a) undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any Distribution) and (b) when the Shares and Rights are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares and Rights (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares and Rights tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as the owner of each such Distribution, and may withhold the entire purchase price of the Shares and or deduct from the purchase price, the amount or value of such Distribution, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

    Tenders of Shares and Rights made pursuant to the Offer are irrevocable, except that Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the Supplement) and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after March 28, 1997 (or such later date as may apply as a result of extension of the Offer). See Section 4 of the Offer to Purchase.

    The undersigned understands that tenders of Shares and Rights pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation and warranty that the undersigned owns the Shares and Rights being tendered.

    Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or issue or return any certificate(s) for Shares and Rights not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered", respectively. Similarly, unless otherwise indicated "Special Delivery Instructions", please mail the check for the purchase price and/or any certificate(s) for Shares and Rights not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered" and "Description of Rights Tendered", respectively. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares and Rights not tendered or accepted for payment in the name of, and deliver such check and/or certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions", please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares or Rights from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares or Rights so tendered.

         SPECIAL PAYMENT INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 5, 6 AND 7)                (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificate(s) for      To be completed ONLY if certificate(s) for
  Shares and Rights not tendered or not           Shares and Rights not tendered or not
  accepted for payment and/or the check for       accepted for payment and/or the check for
  the purchase price of Shares and Rights         the purchase price of Shares and Rights
  accepted for payment are to be issued in the    accepted for payment are to be sent to
  name of someone other than the undersigned      someone other than the undersigned or to the
  or if Shares or Rights tendered by              undersigned at an address other than that
  book-entry transfer which are not accepted      shown above.
  for payment are to be returned by credit to
  an account maintained at a Book-Entry
  Transfer Facility.

  Issue:  / / check    / / certificates to:       Mail:  / / check    / / certificates to:

  Name........................................    Name........................................
                (PLEASE PRINT)                                  (PLEASE PRINT)

  Address.....................................    Address.....................................

  ............................................     ...........................................
              (INCLUDE ZIP CODE)                              (INCLUDE ZIP CODE)

   ...........................................     ...........................................
       (TAX ID. OR SOCIAL SECURITY NO.)                (TAX ID. OR SOCIAL SECURITY NO.)
(SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)   (SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

  Credit Shares and Rights tendered by book-entry transfer that are not accepted for payment to
  (Check one):
  / / The Depository Trust Company
  / / Philadelphia Depository Trust Company

  ............................................
          (DTC OR PDTC ACCOUNT NO.)


SIGN                                            IMPORTANT                                            SIGN
HERE                                     SHAREHOLDERS: SIGN HERE                                     HERE
[arrow]                             AND COMPLETE SUBSTITUTE FORM W-9                              [arrow]
           ...................................................................................
           ...................................................................................
                                       (SIGNATURE(S) OF HOLDER(S))
           Dated:...................................................................... , 1997
           (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share
           Certificate(s) or Rights Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)
           Name(s)............................................................................
           ...................................................................................
                                             (PLEASE PRINT)
           Capacity (Full Title)..............................................................
           Address............................................................................
           ...................................................................................
                                           (INCLUDE ZIP CODE)
           Area Code and Telephone Number.....................................................
           Tax Identification or
           Social Security No. ...............................................................
                                        GUARANTEE OF SIGNATURE(S)
                                       (SEE INSTRUCTIONS 1 AND 5)
           Authorized Signature...............................................................

           Name...............................................................................
           Name of Firm.......................................................................
                                             (PLEASE PRINT)
           Address............................................................................
                                           (INCLUDE ZIP CODE)
           Area Code and Telephone Number.....................................................
           Dated:...................................................................... , 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares and Rights (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares and/or Rights) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares and/ or Rights are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates are forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Supplement) and, unless and until the Purchaser declares that the Rights Condition (as defined in the Offer to Purchase) is satisfied, Rights Certificates or timely confirmation of a book-entry transfer of Rights into the Depositary's account at a Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile hereof) with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date or, if later, within three business days after the date such Rights Certificates are distributed. Shareholders whose Share Certificates or Rights Certificates are not immediately available (including Rights Certificates that have not yet been distributed by the Company) or who cannot deliver their Share Certificates or Rights Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares and Rights by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery; and (iv) unless and until the Purchaser declares that the Rights Condition is satisfied, the Rights Certificates, if issued, representing the appropriate number of Rights or a Book-Entry Confirmation, if available, in each case together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, or if later, three business days after Rights Certificates are distributed to shareholders, all as provided in Section 3 of the Offer to Purchase. If Share Certificates and Rights Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    THE METHOD OF DELIVERY OF SHARE CERTIFICATES OR RIGHTS CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares and Rights will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares and Rights for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and Rights and any other required information should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (NOT APPLICABLE TO BOOK-ENTRY SHAREHOLDERS) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". If fewer than all the Rights evidenced by any Rights Certificates submitted are to be tendered, fill in the number of Rights which are to be tendered in the box entitled "Number of Rights Tendered". In such cases, new Share Certificates or Rights Certificates, as the case may be, for the Shares or Rights that were evidenced by your old Share Certificates or Rights Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates and all Rights represented by Rights Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares and Rights tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares and Rights are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares or Rights not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    Unless and until the Purchaser declares the Rights Condition to be satisfied, if Rights Certificates have been distributed to holders of Shares, such holders are required to tender Rights Certificate(s) representing a number of Rights equal to the number of Shares tendered in order to effect a valid tender of such Shares. It is necessary that shareholders follow all signature requirements of this Instruction 5 with respect to the Rights in order to tender such Rights.

    6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares and Rights to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares and Rights not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares and Rights not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Shareholder may request that Shares and/or Rights not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Payment Instructions". If no such instructions are given, such Shares or Rights not accepted for payment will be returned by crediting the account of the Book-Entry Transfer Facility designated above.

    8. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

    10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares or Rights has been lost, destroyed or stolen, the shareholder should promptly notify the Information Agent. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    11. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided below, and to certify, under penalties of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and sign the certification provided below. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary. See Sections 3 and 5 of the Offer to Purchase.

    IMPORTANT: THIS LETTER OR TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

            ALL TENDERING SHAREHOLDERS MUST COMPLETE THE FOLLOWING:
                PAYER'S NAME: IBJ SCHRODER BANK & TRUST COMPANY


SUBSTITUTE                            PART I--Taxpayer Identification Number--
FOR ALL ACCOUNTS                      Enter taxpayer identification number in             Social Security Number or
FORM W-9                              the box at right. (For most individuals,          Employer Identification Number
                                      this is your social security number. If
                                      you do not have a number, see Obtaining a
                                      Number in the enclosed Guidelines.)
                                      Certify by signing and dating below. Note:
                                      If the account is in more than one name,
                                      see the chart in the enclosed Guidelines
                                      to determine which number to give the
                                      payer.

DEPARTMENT OF THE                     PART II--For Payees Exempt From Backup Withholding, see the enclosed Guidelines and
TREASURY                              complete as instructed therein.
INTERNAL REVENUE                      CERTIFICATION--Under penalties of perjury, I certify that:
SERVICE                               (1)  The number shown on this form is my correct Taxpayer Identification Number (or I
                 OR                   am waiting for a number to be issued to me), and
PAYER'S REQUEST                       (2)  I am not subject to backup withholding either because I have not been notified by
FOR TAXPAYER                          the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a
IDENTIFICATION                             result of failure to report all interest or dividends, or the IRS has notified me
NUMBER ("TIN")                             that I am no longer subject to backup withholding.
                                      CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                      IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                      (Also see instructions in the enclosed Guidelines.)
                           SIGN HERE  SIGNATURE:                                    DATE:         , 1997

                                 -->

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
      IN THE SPACE PROVIDED FOR THE TIN IN PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature_____________________________    Date____________________________, 1997

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                              SALOMON BROTHERS INC

                            Seven World Trade Center
             New York, New York 10048 (212) 783-6592 (Call Collect)

    April 4, 1997